SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 15, 2005




                              BOOKS-A-MILLION, INC.
                      ________________________________________
             (Exact name of registrant as specified in its charter)




          DELAWARE                   0-20664                63-0798460
      ________________             ___________           __________________
(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)            File Number)          Identification No.)


          402 Industrial Lane, Birmingham, Alabama             35211
          ________________________________________           _________
          (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (205) 942-3737

Item 8.01. Other Events.

     Books-A-Million, Inc. announced that its Board of Directors has approved an increase in its quarterly dividend to $0.05 per share from $0.03 per share. The quarterly dividend will be paid beginning with the quarter ended January 29, 2005. The dividend is payable on April 12, 2005 for shareholders of record at the close of business on March 29, 2005. The Company will pay quarterly cash dividends in the future subject to Board approval.


Item 9.01.  Financial Statements and Exhibits.

                  (c)      Exhibits


     This exhibit is furnished pursuant to Item 9.01 and shall not be deemed to be "filed".

     Exhibit No.                                       Description

      99.1                                  Press Release Dated March 15, 2005


     The information in the Report, including Exhibit 99.1 attached hereto, is furnished solely pursuant to Item 9.01 of this form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2005                               BOOKS-A-MILLION, INC.


                                                    By:/s/ Richard S. Wallington
                                                        ------------------------
                                                       Richard S. Wallington
                                                       Chief Financial Officer



                                  EXHIBIT INDEX


     Exhibit No.                                       Description

      99.1                                 Press Release Dated March 15, 2005